Exhibit 99.3

INTERNATIONAL SOVEREIGN ENERGY CORP.

EVALUATION OF

OIL AND GAS PROPERTIES

(EXCLUDING MARWAYNE PROPERTY)

December 31, 2010

TABLE OF CONTENTS

LETTER OF TRANSMITTAL

CERTIFICATE OF QUALIFICATIONS

INDEPENDENT PETROLEUM ENGINEERS CONSENT

SEC S-X RESERVES DEFINITIONS

TABLES	Table No.
Detailed Economic Summary – After Tax	1

Total Company Production and Revenue Forecasts

Total Proved Developed Producing Reserves
Reserves and Present Values by Property	2-A
Production and Revenue Forecasts	2-B

Total Proved Developed Reserves
Reserves and Present Values by Property	3-A
Production and Revenue Forecasts	3-B

Total Proved Reserves
Reserves and Present Values by Property	4-A
Production and Revenue Forecasts	4-B

Total Proved Plus Probable Additional Reserves
Reserves and Present Values by Property	5-A
Production and Revenue Forecasts	5-B

Constant Prices and Costs Assumptions	6

Exhibit 99.3

Suite 2000, 801-6th Ave SW Calgary, Alberta T2P 3W2 Web insitepc.com

January 6, 2012

International Sovereign Energy Corp.

Suite 1750, 801 – 6th Avenue SW

Calgary, Alberta

T2P 3W2

Attention:	Mr. John Riad
Director	of Operations

Re:	Evaluation of the Oil and Gas Properties of International Sovereign Energy Corp.

Dear Sir:

As requested, InSite Petroleum Consultants Ltd. (“InSite”) has prepared an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. (“the Company”). The effective date of the reserve estimates and cash flow forecasts presented in this report is December 31, 2010.

The purpose of the report is to fulfill Securities and Exchange Commission (SEC) and financial institution reporting requirements. The reserve category definitions utilized in this report are in accordance with SEC standards and Regulation S-X. These reserve definitions used in the report are presented in the “Definitions” section following this letter. Table 1 provides a summary of the Company’s working interest, royalty interest and net interest share of reserves as well as the future cash flow before and after income tax, undiscounted and discounted at 5, 10, 15, and 20 percent per annum. The reserves and present values detailed on an individual well basis are shown on Tables 2-A, 3-A, 4-A and 5-A, for the respective reserve categories. The total Company production and revenue forecasts, before and after income tax, are presented on Tables 2-B through 5-B.

Constant prices and costs were prepared based on posted prices of crude oil, natural gas, and natural gas liquids using a 12 month unweighted arithmetic average closing price of each commodity on the 1st day of each month from January 1, 2010 through December 1, 2010. A table of these prices is included as Table 6. All oil prices used in the evaluation have been adjusted from the reference price for quality and transportation; gas prices have been adjusted for heating value. Please note that the effects of any oil or gas hedging activities by the Company have not been included in this report.

Well abandonment costs (excluding reclamation costs) were included in the economic runs. Salvage value for existing equipment as well as costs to abandon suspended wells, producing wells with no remaining reserves assigned, and facilities have not been included in this evaluation and are to be disclosed separately by the Company.

Individual property evaluations are presented under the numbered Individual Property tabs and were prepared in the context of belonging to a larger portfolio of properties. Due to the principal of aggregation of reserves, the total portfolio reserves estimate carries a higher degree of confidence than the estimates for the individual properties.

During the course of the evaluation, the Company provided InSite personnel with basic information including land data, well information, geological information, reservoir studies, estimates of on-stream dates, contract details, operating cost data, capital budget forecasts, operating statements and other financial data and future operating plans. Additional engineering, geological or economic data used in the preparation of this report were obtained from public records, other operators and from InSite non-confidential files. The interests and financial data provided by the Company have been verified by InSite using the generally accepted evaluation practices. InSite encountered no indications that the data was incomplete or inaccurate. Should evidence become available in the future suggesting that the data was incomplete or inaccurate, InSite reserves the right to revise the estimates based on new data. Similarly, the performance of the producing entities subsequent to the effective date of this report may necessitate upward or downward revisions to the reserve and production estimates.

The oil and gas reserves calculations and income projections upon which this report is based, were determined in accordance with generally accepted evaluation practices. The present worth of estimated future cash flows contained in this report may not necessarily reflect the fair market value of the reserves. InSite Petroleum Consultants used all methods and procedures it considered appropriate, under the circumstances, to prepare this report.

A field inspection of the properties was not made; however, such an inspection was not considered necessary in view of the information available from public sources, the files of the Company, and the appropriate provincial regulatory authorities. This report has been prepared for the exclusive use of International Sovereign Energy Corp. and no part thereof should be reproduced, distributed, or made available to any other person, company, regulatory body, or organization without the complete context of the report and the knowledge and consent of InSite Petroleum Consultants Ltd.

If you have any questions related to this report, please contact our office at your convenience.

Yours very truly,

InSite Petroleum Consultants Ltd.

Original Signed by L.K.Lindstrom, P. Eng.

L.K. Lindstrom, P. Eng. Managing Director

Original Signed by J. Ed Hasiuk, P. Geol.

J. Ed Hasiuk, P. Geol. Senior Geologist

Original Signed by R. Baribeau, R.E.T.

R. Baribeau, R.E.T. Senior Technologist

File: 2010-4077

:kes

F:\International Sovereign\Word\Dec2010\Letter

CERTIFICATION OF QUALIFICATION

I, Larry K. Lindstrom, Professional Engineer, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Reservoir Engineer employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	That I attended the University of Saskatchewan in the years of 1969-73 and that I graduated with a Bachelor of Science Degree in Electrical Engineering, with postgraduate courses in Petroleum Engineering; that I am a registered Professional Engineer in the Province of Alberta; and that I have in excess of thirty-five years experience in the petroleum industry with over thirty years experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by L.K. Lindstrom, P.Eng.

L.K. Lindstrom, P. Eng.

CERTIFICATION OF QUALIFICATION

I, J. Ed Hasiuk, Professional Geologist, of Suite 2000, 801 Sixth Avenue SW, Calgary, Alberta, hereby certify:

1.	I am a Senior Geologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	I attended the University of Brandon and I graduated with a Bachelor of Science Degree in Geology in 1974; I am a registered Professional Geologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with twenty-two years experience in the conduct of evaluation and engineering/geological studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by J.Ed Hasiuk, P. Geol.

J. Ed Hasiuk, P. Geol.

CERTIFICATION OF QUALIFICATION

I, Robert Baribeau, Petroleum Engineering Technologist, of Suite 2000, 801 Sixth Avenue S.W., Calgary, Alberta, hereby certify:

1.	That I am a Senior Engineering Technologist employed by InSite Petroleum Consultants Ltd., which Company did prepare an evaluation of the oil and gas properties(excluding the interests in the Marwayne property) of International Sovereign Energy Corp. The effective date of this evaluation is December 31, 2010.

2.	I do not have, nor do I expect to receive, any direct or indirect interest in the securities of International Sovereign Energy Corp. or its affiliated companies.

3.	That I attended St. Lawrence College of Applied Arts and Technology in the years of 1972-75 and that I graduated with a Diploma in Mechanical Engineering Technology, that I am a Registered Engineering Technologist in the Province of Alberta; and that I have in excess of thirty years experience in the petroleum industry with twenty-nine years experience in the conduct of evaluation and engineering studies related to oil and gas fields.

4.	A personal field inspection of the properties was not made, however, such an inspection was not considered necessary in view of the information available from public information and records, the files of International Sovereign Energy Corp. and the appropriate provincial regulatory authorities.

Original signed by R. Baribeau, R.E.T.

R. Baribeau, R.E.T.

INDEPENDENT PETROLEUM ENGINEERS CONSENT

The undersigned firm of Independent Petroleum Engineers, of Calgary, Alberta, Canada, knows that it is named as having prepared an evaluation of the oil and gas properties (excluding the interests in the Marwayne property) of International Sovereign Energy Corp., dated January 6, 2012, and hereby gives its consent to the use of its name and to the use of the said estimates.

PERMIT TO PRACTICE	InSite Petroleum Consultants Ltd.
INSITE PETROLEUM CONSULTANTS LTD

Signature: Orig. signed by L.K. Lindstrom, P.Eng.	Original signed by L.K.Lindstrom, P.Eng.

Date: January 6, 2012
PERMIT NUMBER: P 5305	L.K. Lindstrom, P. Eng.
The Association of Professional Engineers, Geologists and Geophysicists of Alberta	Managing Director

UNITED STATES SECURITIES EXCHANGE COMMISSION

REGULATION S-X RESERVES DEFINITIONS

Proved Oil and Gas Reserves

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

1.	Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (a) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (b) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

2.	Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

3.	Estimates of proved reserves do not include the following: (a) oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”; (b) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (c) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and (d) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

Proved Developed Oil and Gas Reserves

Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Undeveloped Reserves

Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

RECONCILIATION DEFINITIONS

SEC REGULATION S-X

Revisions of Previous Estimates

Revisions represent changes in previous estimates of proved reserves either upward or downward, resulting from new information (except for an increase in proved acreage) normally obtained from development drilling and production history or resulting from a change in economic factors.

Development Well

A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

Extensions, Discoveries and Other Additions

Additions to proved reserves that result from extensions of the proved acreage of previously discovered (old) reservoirs through additional drilling in periods subsequent to discovery and discovery of new fields with proved reserves or of new reservoirs of proved reserves in old fields.

Improved Recovery

Changes in reserve estimates resulting from application of improved recovery techniques shall be separately shown if significant. If not significant, such changes should be included in Revisions of Previous Estimates.

Table 1

International Sovereign Energy Corp.

DETAILED ECONOMIC SUMMARY

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Effective January 01, 2011		Canada
		PDP	PDNP	PU	PD+PU	PA	P+PA
Light and Medium Oil	Mbbl

Ultimate Remaining		719.4	0.0	0.0	719.4	304.9	1,024.3
WI Before Royalty		109.1	0.0	0.0	109.1	58.5	167.6
WI After Royalty		101.5	0.0	0.0	101.5	52.8	154.4
Royalty Interest		18.5	0.0	0.0	18.5	5.5	24.0
Total Net		120.0	0.0	0.0	120.0	58.4	178.4

Heavy Oil	Mbbl

Ultimate Remaining		4,390.2			4,390.2	3,149.0	7,539.2
WI Before Royalty		122.6			122.6	88.0	210.6
WI After Royalty		116.3			116.3	85.0	201.3
Royalty Interest		0.0			0.0	0.0	0.0
Total Net		116.3			116.3	85.0	201.3

Total Oil	Mbbl

Ultimate Remaining		5,109.6	0.0	0.0	5,109.6	3,453.9	8,563.5
WI Before Royalty		231.7	0.0	0.0	231.7	146.5	378.2
WI After Royalty		217.9	0.0	0.0	217.9	137.8	355.7
Royalty Interest		18.5	0.0	0.0	18.5	5.5	24.0
Total Net		236.4	0.0	0.0	236.4	143.4	379.7

Sales Gas	MMcf

Ultimate Remaining		7,578.0	79.4	271.1	7,928.5	5,401.0	13,329.5
WI Before Royalty		1,675.9	26.5	271.1	1,973.4	2,296.5	4,269.9
WI After Royalty		1,409.7	21.8	251.8	1,683.3	1,934.9	3,618.2
Royalty Interest		5.3	0.0	0.0	5.3	1.4	6.7
Total Net		1,415.0	21.8	251.8	1,688.6	1,936.3	3,624.9

NGLs	Mbbl

Ultimate Remaining		26.4	0.0	0.0	26.4	90.3	116.7
WI Before Royalty		9.3	0.0	0.0	9.3	15.9	25.2
WI After Royalty		6.7	0.0	0.0	6.7	12.1	18.9
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		6.8	0.0	0.0	6.8	12.2	18.9

Sulphur	Mlt

Ultimate Remaining		0.0	0.0	0.0	0.0	0.1	0.1
WI Before Royalty		0.0	0.0	0.0	0.0	0.0	0.0
WI After Royalty		0.0	0.0	0.0	0.0	0.0	0.0
Royalty Interest		0.0	0.0	0.0	0.0	0.0	0.0
Total Net		0.0	0.0	0.0	0.0	0.0	0.0

MBOE	Mboe

Ultimate Remaining		6,399.0	13.2	45.2	6,457.4	4,444.4	10,901.8
WI Before Royalty		520.3	4.4	45.2	569.9	545.1	1,115.1
WI After Royalty		459.6	3.6	42.0	505.2	472.5	977.6
Royalty Interest		19.4	0.0	0.0	19.4	5.8	25.2
Total Net		479.0	3.6	42.0	524.6	478.2	1,002.8

Net Present Values — BTAX	M$

Undiscounted		12,361.8	-0.5	345.9	12,707.2	7,305.2	20,012.4
Discounted at 5%		9,319.9	0.0	236.2	9,556.0	3,640.9	13,196.9
Discounted at 10%		7,565.6	0.5	164.6	7,730.6	2,128.2	9,858.8
Discounted at 15%		6,430.6	0.9	116.8	6,548.3	1,349.6	7,897.9
Discounted at 20%		5,635.9	1.2	84.3	5,721.4	887.2	6,608.6

Net Present Values — ATAX (Tax Pools)	M$

Undiscounted		12,361.8	-0.5	345.9	12,707.2	7,147.6	19,854.7
Discounted at 5%		9,319.9	0.0	236.2	9,556.0	3,615.5	13,171.5
Discounted at 10%		7,565.6	0.5	164.6	7,730.6	2,123.6	9,854.2
Discounted at 15%		6,430.6	0.9	116.8	6,548.3	1,348.7	7,897.0
Discounted at 20%		5,635.9	1.2	84.3	5,721.4	887.0	6,608.4

Light & Medium Oil includes Shale Oil. Heavy Oil Includes Ultra Heavy in Alberta and Bitumen. Sales Gas includes Solution gas, Associated and Non- Associated gas, Coalbed Methane, Shale gas and Hydrates.

Report Time: Thu, 05 Jan 2012 16:31 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 2-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	362.4	0.0	336.1	0.0	0.0	0.0	60.4	0.0	56.0	444.1	423.8	405.5
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2
Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0
Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 2-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved Developed Producing
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,152.5	0.0	1,032.9	8.8	0.0	6.3	394.6	18.4	378.2	7,491.6	6,045.1	5,129.8
British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9
Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Canada				231.7	18.5	236.4	1,675.9	5.3	1,415.0	9.3	0.0	6.8	520.3	19.4	479.0	9,319.9	7,565.6	6,430.6

Total				231.7	18.5	236.4	1,675.9	5.3	1,415.0	9.3	0.0	6.8	520.3	19.4	479.0	9,319.9	7,565.6	6,430.6

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 2-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011

Total Proved Developed Producing Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/ d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/ d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,612	1,683.3	477.5	2.4	3.55	1,705	0.0	0.00	279	292
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	19.0	3,395	1,242.4	310.5	2.1	3.49	1,091	0.0	0.00	197	207
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	16.0	2,611	952.8	224.4	0.8	3.44	775	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	9.0	1,182	431.4	86.5	0.0	3.43	297	0.0	0.00	76	78
2018	89.0	765	279.2	12.1	0.6	70.27	893	7.0	845	308.4	53.8	0.0	3.57	192	0.0	0.00	58	60
2019	88.0	706	257.8	11.3	0.5	70.26	832	5.0	623	227.5	17.7	0.0	3.27	58	0.0	0.00	39	41
2020	88.0	654	239.4	10.6	0.4	70.25	775	4.0	541	198.1	15.4	0.0	3.28	50	0.0	0.00	36	37

Sub			3,545.0	146.2	16.5	70.50	11,473			6,990.1	1,639.4	5.3	3.49	5,735	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			587.9	36.5	0.0	3.50	128	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,578.0	1,675.9	5.3	3.49	5,863	0.0	0.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/ bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,018.9	0.0	34.96	35.6	780.6	0.0	32.11	25.1	2,626.6	9.7	1,936.4
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	747.8	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.0	8.4	1,441.0
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,415.4	0.0	34.87	119.1	2,663.4	0.0	31.72	84.5	9,219.8	21.3	6,690.9
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,437.8	0.0	34.85	119.8	2,681.3	0.0	31.64	84.8	9,299.8	21.3	6,752.4
CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,536	341.1	36.6	46.4	4.0	12	3,108	0.0	0.0	653.8	424.0	0.5	1,078.3	4.1	2,026	90.0	1,936	1,936	1,855
2012	2,712	225.6	25.7	36.0	2.5	11	2,422	0.0	0.0	593.8	286.8	0.4	881.0	51.7	1,490	0.0	1,490	3,425	1,295
2013	2,209	181.6	15.3	30.1	1.5	10	1,981	0.0	0.0	520.2	208.8	0.2	729.2	21.3	1,230	0.0	1,230	4,655	970
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,694	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,563	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,286	428
2017	1,280	77.6	5.3	19.6	0.5	8	1,178	0.0	0.0	435.6	91.9	0.0	527.5	26.8	623	0.0	623	7,909	335
2018	1,102	54.0	0.0	17.5	0.0	6	1,030	0.0	0.0	390.6	70.2	0.0	460.9	37.4	532	0.0	532	8,441	260
2019	891	35.6	0.0	12.6	0.0	5	843	0.0	0.0	290.8	45.8	0.0	336.6	0.7	506	0.0	506	8,947	225
2020	826	28.3	0.0	11.9	0.0	5	786	0.0	0.0	288.8	42.0	0.0	330.8	5.4	450	0.0	450	9,397	182

Sub	17,660	1,307.7	111.0	247.4	11.0	9	15,982	0.0	0.0	4,661.8	1,627.5	1.1	6,290.3	205.2	9,487	90.0	9,397	9,397	6,862
Rem	6,399	72.5	0.0	151.8	0.0	4	6,174	0.0	0.0	2,794.2	249.6	0.0	3,043.8	165.7	2,965	0.0	2,965	12,362	704
Total	24,058	1,380.2	111.0	399.2	11.0	8	22,157	0.0	0.0	7,456.0	1,877.1	1.1	9,334.1	370.9	12,452	90.0	12,362	12,362	7,566

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.6
RLI (Principal Product)	5.1
Reserves Life	32.0
RLI (BOE)	5.1

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,578	1,676	1,681	1,415
Gas (Mboe)	1,263	279	280	236
*NGL (bbl)	15,675	6,119	6,119	4,554
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,399,021	520,345	539,758	478,976

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,452	90.0	12,362	22.90
5	9,406	85.9	9,320	17.27
8	8,252	83.6	8,169	15.13
10	7,648	82.2	7,566	14.02
15	6,509	78.7	6,431	11.91
20	5,712	75.6	5,636	10.44

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	308.20	308.20
Cost Of Reserves	$/BOE	0.17	0.17
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX		ATAX
		Unrisked	Risked	Unrisked	Risked
Discount Rate	(%)	10.0	10.0	10.0	10.0
Payout	(Yrs)	0.0	0.0	0.0	0.0
Discounted Payout	(Yrs)	0.0	0.0	0.0	0.0
DCF Rate of Return	(%)	>200.0	>200.0	>200.0	>200.0
NPV/Undisc Invest		84.1	84.1	84.1	62.8
NPV/Disc Invest		92.1	92.1	92.1	68.7
NPV/DIS Cap Exposure		92.1	92.1	92.1	68.7
NPV/BOEPD	(M$/boepd)	25.9	25.9	25.9	19.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

			WI		Co. Share
			Unrisked Risked		Unrisked Risked
Production	(BOEPD	)	279	279	292	292
Price	($/BOE)		31.32	31.32	33.15	33.15
Royalties	($/BOE)		4.20	4.20	4.01	4.01
Operating Costs	($/BOE)		10.59	10.59	10.11	10.11
NetBack	($/BOE)		19.93	19.93	19.03	19.03
Recycle Ratio	(ratio	)	115.23	115.23	114.12	114.12

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 2-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011

Total Proved Developed Producing Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	165.0	0.0	165.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,936	1,936	1,936	1,855
2012	104.9	0.0	104.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,490	1,490	3,425	1,295
2013	201.4	0.0	201.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,230	1,230	4,655	970
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,694	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,563	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,286	428
2017	282.8	0.0	282.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	623	623	7,909	335
2018	267.3	0.0	267.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	532	532	8,441	260
2019	297.4	0.0	297.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	506	506	8,947	225
2020	284.5	0.0	284.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	450	450	9,397	182
Sub	2,440.2	0.0	2,440.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,397	9,397	9,397	6,862
Rem	2,057.3	69.4	2,126.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,965	2,965	12,362	704
Total	4,497.5	69.4	4,566.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,362	12,362	12,362	7,566

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$	Depletion Allowance M$	Resource Taxable Income M$
2011	3,190	345.1	0.0	0.0	1,081.9	651.4	0.0	0.0	262.9	0.0	192.4	1,016.7	0.0	0.0	165.0
2012	2,455	228.0	0.0	0.0	932.3	499.8	0.0	0.0	195.4	0.0	173.1	711.7	0.0	0.0	104.9
2013	2,023	183.1	0.0	0.0	750.3	374.8	0.0	0.0	140.2	0.0	155.8	498.2	0.0	0.0	201.4
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7	0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1	0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9	0.0	0.0	280.7
2017	1,222	78.0	0.0	0.0	554.3	118.6	0.0	0.0	33.3	0.0	102.2	119.6	0.0	0.0	282.8
2018	1,053	54.0	0.0	0.0	498.2	89.0	0.0	0.0	31.3	0.0	92.0	83.7	0.0	0.0	267.3
2019	851	35.6	0.0	0.0	337.4	66.7	0.0	0.0	27.3	0.0	82.8	58.6	0.0	0.0	297.4
2020	792	28.3	0.0	0.0	336.2	50.0	0.0	0.0	22.4	0.0	74.5	41.0	0.0	0.0	284.5
Sub	16,378	1,318.7	0.0	0.0	6,494.4	2,500.4	0.0	0.0	921.7	0.0	1,252.9	3,293.4	0.0	0.0	2,440.2
Rem	6,245	72.5	0.0	0.0	3,209.5	150.1	0.0	0.0	1.9	0.0	661.8	95.7	0.0	0.0	2,057.3
Total	22,623	1,391.2	0.0	0.0	9,704.0	2,650.5	0.0	0.0	923.6	0.0	1,914.6	3,389.1	0.0	0.0	4,497.5

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,510.0
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,405.0
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,203.6
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.4
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,647.6
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,366.9
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	279.1	5,850.4	0.0	0.0	4,084.1
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	195.4	5,850.4	0.0	0.0	3,816.8
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	136.8	5,850.4	0.0	0.0	3,519.3
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,234.8
Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,234.8
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,177.5
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,177.5

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,452	90.0	12,362	22.90
5	9,406	85.9	9,320	17.27
8	8,252	83.6	8,169	15.13
10	7,648	82.2	7,566	14.02
15	6,509	78.7	6,431	11.91
20	5,712	75.6	5,636	10.44

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 3-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011                                                                         Proved Developed

		Avg Int %	Category	Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation			WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	362.4	0.0	336.1	0.0	0.0	0.0	60.4	0.0	56.0	444.1	423.8	405.5

Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9

Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	17.8	0.0	14.6	0.0	0.0	0.0	3.0	0.0	2.4	1.5	1.7	2.0
00/07-36-014-21W4/2	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	8.7	0.0	7.1	0.0	0.0	0.0	1.5	0.0	1.2	-1.4	-1.3	-1.1

Little Bow				0.0	0.0	0.0	26.5	0.0	21.8	0.0	0.0	0.0	4.4	0.0	3.6	0.0	0.5	0.9

Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6

Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2

Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 3-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011							Proved Developed
		Avg Int %	Category	Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation			WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,178.9	0.0	1,054.7	8.8	0.0	6.3	399.0	18.4	381.8	7,491.7	6,045.6	5,130.6

British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3

Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Canada				231.7	18.5	236.4	1,702.3	5.3	1,436.8	9.3	0.0	6.8	524.8	19.4	482.6	9,319.9	7,566.0	6,431.5

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 3-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011                                                                          Total Proved Developed Reserves

OIL, GAS & SULPHUR SUMMARY

			COMPANY OIL							COMPANY SALES GAS					SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume It	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,745	1,731.8	493.7	2.4	3.55	1,763	0.0	0.00	286	300
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	21.0	3,474	1,271.4	320.1	2.1	3.49	1,126	0.0	0.00	201	211
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	17.0	2,616	954.8	225.1	0.8	3.44	777	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	9.0	1,182	431.4	86.5	0.0	3.43	297	0.0	0.00	76	78
2018	89.0	765	279.2	12.1	0.6	70.27	893	7.0	845	308.4	53.8	0.0	3.57	192	0.0	0.00	58	60
2019	88.0	706	257.8	11.3	0.5	70.26	832	5.0	623	227.5	17.7	0.0	3.27	58	0.0	0.00	39	41
2020	88.0	654	239.4	10.6	0.4	70.25	775	4.0	541	198.1	15.4	0.0	3.28	50	0.0	0.00	36	37

Sub			3,545.0	146.2	16.5	70.50	11,473			7,069.5	1,665.9	5.3	3.49	5,830	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			587.9	36.5	0.0	3.50	128	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,657.4	1,702.3	5.3	3.49	5,958	0.0	0.00

NGL SUMMARY

		CONDENSATE				ETHANE				PROPANE				BUTANE			TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/ bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,021.7	0.0	34.95	35.7	781.1	0.0	32.11	25.1	2,629.9	9.7	1,939.1
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	748.1	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.3	8.4	1,441.3
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,418.5	0.0	34.87	119.2	2,663.9	0.0	31.71	84.5	9,223.4	21.3	6,693.8
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,440.8	0.0	34.85	119.9	2,681.8	0.0	31.63	84.8	9,303.4	21.3	6,755.3

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,594	341.2	43.8	46.4	5.0	12	3,158	0.0	0.0	683.8	433.0	0.5	1,117.3	4.1	2,036	90.0	1,946	1,946	1,865
2012	2,747	225.6	30.0	36.0	3.0	11	2,452	0.0	0.0	615.4	292.2	0.4	908.1	58.6	1,485	0.0	1,485	3,431	1,291
2013	2,212	181.6	15.6	30.1	1.5	10	1,983	0.0	0.0	521.8	209.2	0.2	731.2	28.2	1,223	0.0	1,223	4,655	965
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,693	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,562	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,285	428
2017	1,280	77.6	5.3	19.6	0.5	8	1,178	0.0	0.0	435.6	91.9	0.0	527.5	26.8	623	0.0	623	7,909	335
2018	1,102	54.0	0.0	17.5	0.0	6	1,030	0.0	0.0	390.6	70.2	0.0	460.9	37.4	532	0.0	532	8,441	260
2019	891	35.6	0.0	12.6	0.0	5	843	0.0	0.0	290.8	45.8	0.0	336.6	0.7	506	0.0	506	8,946	225
2020	826	28.3	0.0	11.9	0.0	5	786	0.0	0.0	288.8	42.0	0.0	330.8	5.4	450	0.0	450	9,396	182

Sub	17,754	1,307.8	122.9	247.4	12.6	10	16,064	0.0	0.0	4,715.1	1,642.3	1.1	6,358.5	218.9	9,486	90.0	9,396	9,396	6,862
Rem	6,399	72.5	0.0	151.8	0.0	4	6,174	0.0	0.0	2,794.2	249.6	0.0	3,043.8	165.7	2,965	0.0	2,965	12,361	704
Total	24,153	1,380.3	122.9	399.2	12.6	8	22,238	0.0	0.0	7,509.3	1,891.9	1.1	9,402.2	384.7	12,451	90.0	12,361	12,361	7,566

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	3.5
RLI (Principal Product)	5.0
Reserves Life	32.0
RLI (BOE)	5.0

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,657	1,702	1,708	1,437
Gas (Mboe)	1,276	284	285	239
*NGL (bbl)	15,686	6,123	6,123	4,557
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,412,268	524,760	544,173	482,605

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,451	90.0	12,361	22.72
5	9,406	85.9	9,320	17.13
8	8,253	83.6	8,169	15.01
10	7,648	82.2	7,566	13.90
15	6,510	78.7	6,431	11.82
20	5,713	75.6	5,637	10.36

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	300.60	300.60
Cost Of Reserves	$/BOE	0.17	0.17
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX				ATAX
		Unrisked		Risked		Unrisked		Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			84.1		84.1		84.1		62.8
NPV/Disc Invest			92.1		92.1		92.1		68.7
NPV/DIS Cap Exposure			92.1		92.1		92.1		68.7
NPV/BOEPD	(M$/boepd)		25.3		25.3		25.3		18.9

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	286	286	299	299
Price	($/BOE)	31.07	31.07	32.86	32.86
Royalties	($/BOE)	4.18	4.18	3.99	3.99
Operating Costs	($/BOE)	10.69	10.69	10.22	10.22
NetBack	($/BOE)	19.52	19.52	18.66	18.66
Recycle Ratio	(ratio)	113.80	113.80	112.81	112.81

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 3-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada

Effective January 01, 2011                                                                                   Total Proved Developed Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	175.6	0.0	175.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,946	1,946	1,946	1,865
2012	100.7	0.0	100.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,485	1,485	3,431	1,291
2013	194.5	0.0	194.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,223	1,223	4,655	965
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,693	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,562	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,285	428
2017	282.8	0.0	282.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	623	623	7,909	335
2018	267.3	0.0	267.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	532	532	8,441	260
2019	297.4	0.0	297.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	506	506	8,946	225
2020	284.5	0.0	284.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	450	450	9,396	182

Sub	2,439.7	0.0	2,439.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,396	9,396	9,396	6,862
Rem	2,057.3	69.4	2,126.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,965	2,965	12,361	704
Total	4,497.0	69.4	4,566.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,361	12,361	12,361	7,566

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$	Depletion Allowance M$	Resource Taxable Income M$
2011	3,248	346.2	0.0	0.0	1,121.0	651.4	0.0	0.0	255.7	0.0	192.4	1,016.7	0.0	0.0	175.6
2012	2,489	228.6	0.0	0.0	966.2	499.8	0.0	0.0	191.1	0.0	173.1	711.7	0.0	0.0	100.7
2013	2,026	183.2	0.0	0.0	759.2	374.8	0.0	0.0	139.9	0.0	155.8	498.2	0 .0	0.0	194.5
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7	0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1	0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9	0.0	0.0	280.7
2017	1,222	78.0	0.0	0.0	554.3	118.6	0.0	0.0	33.3	0.0	102.2	119.6	0.0	0.0	282.8
2018	1,053	54.0	0.0	0.0	498.2	89.0	0.0	0.0	31.3	0.0	92.0	83.7	0.0	0.0	267.3
2019	851	35.6	0.0	0.0	337.4	66.7	0.0	0.0	27.3	0.0	82.8	58.6	0.0	0.0	297.4
2020	792	28.3	0.0	0.0	336.2	50.0	0.0	0.0	22.4	0.0	74.5	41.0	0.0	0.0	284.5

Sub	16,473	1,320.4	0.0	0.0	6,576.3	2,500.4	0.0	0.0	909.8	0.0	1,252.9	3,293.4	0.0	0.0	2,439.7
Rem	6,245	72.5	0.0	0.0	3,209.5	150.1	0.0	0.0	1.9	0.0	661.8	95.7	0.0	0.0	2,057.3
Total	22,718	1,392.9	0.0	0.0	9,785.8	2,650.5	0.0	0.0	911.7	0.0	1,914.6	3,389.1	0.0	0.0	4,497.0

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,499.4
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,398.7
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,204.2
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.9
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,648.1
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,367.4
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	279.1	5,850.4	0.0	0.0	4,084.6
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	195.4	5,850.4	0.0	0.0	3,817.3
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	136.8	5,850.4	0.0	0.0	3,519.9
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,235.3

Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	95.7	5,850.4	0.0	0.0	3,235.3
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,178.0
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	1,178.0

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,451	90.0	12,361	22.72
5	9,406	85.9	9,320	17.13
8	8,253	83.6	8,169	15.01
10	7,648	82.2	7,566	13.90
15	6,510	78.7	6,431	11.82
20	5,713	75.6	5,637	10.36

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:27 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011				Proved
				Oil			Sales Gas			NGL			BOE			Present Value
		Avg Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	PDP	0.0	0.0	0.0	275.2	0.0	255.6	0.0	0.0	0.0	45.9	0.0	42.6	350.9	331.2	313.8
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	PU	0.0	0.0	0.0	271.1	0.0	251.8	0.0	0.0	0.0	45.2	0.0	42.0	236.2	164.6	116.8
00/07-11-082-24W5/2	FALHER	100.00	PDP	0.0	0.0	0.0	87.1	0.0	80.5	0.0	0.0	0.0	14.5	0.0	13.4	93.2	92.5	91.8

Berwyn				0.0	0.0	0.0	633.4	0.0	587.9	0.0	0.0	0.0	105.6	0.0	98.0	680.3	588.3	522.3
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	PDP	0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7

Boundary Lake				0.0	0.0	0.0	86.4	0.0	66.7	0.0	0.0	0.0	14.4	0.0	11.1	143.6	142.1	140.7
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	PDP	0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2

Leaman				0.0	0.0	0.0	13.0	0.0	12.3	1.1	0.0	0.7	3.3	0.0	2.8	25.0	24.1	23.2
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	36.6	0.0	34.5	0.0	0.0	0.0	6.1	0.0	5.7	34.8	31.3	28.4
00/10-11-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	0.4	0.0	0.4	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	PDP	0.0	0.0	0.0	10.3	0.0	9.8	0.0	0.0	0.0	1.7	0.0	1.6	3.7	3.7	3.7
00/03-24-089-22W4/0	GROSMONT	10.00	PDP	0.0	0.0	0.0	62.4	0.0	59.0	0.0	0.0	0.0	10.4	0.0	9.8	54.6	45.5	38.9

Liege				0.0	0.0	0.0	109.9	0.0	103.7	0.0	0.0	0.0	18.3	0.0	17.3	89.0	76.4	66.9
Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	17.8	0.0	14.6	0.0	0.0	0.0	3.0	0.0	2.4	1.5	1.7	2.0
00/07-36-014-21W4/2	BOW ISLAND	33.33	PDNP	0.0	0.0	0.0	8.7	0.0	7.1	0.0	0.0	0.0	1.5	0.0	1.2	-1.4	-1.3	-1.1

Little Bow				0.0	0.0	0.0	26.5	0.0	21.8	0.0	0.0	0.0	4.4	0.0	3.6	0.0	0.5	0.9
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	PDP	0.0	0.0	0.0	366.3	0.0	329.8	0.5	0.0	0.3	61.6	0.0	55.3	372.3	338.6	310.5
00/16-30-038-02W5/0	ELLERSLIE	63.27	PDP	0.0	0.0	0.0	57.9	0.0	54.7	3.1	0.0	2.1	12.7	0.0	11.2	87.1	80.8	75.1
00/02-25-038-03W5/2	OSTRACOD	46.50	PDP	0.0	0.0	0.0	16.5	0.0	12.7	1.4	0.0	1.1	4.2	0.0	3.2	46.6	44.0	41.7
02/02-25-038-03W5/2	MANNVILLE	72.83	PDP	0.0	0.0	0.0	22.5	0.0	17.4	1.2	0.0	0.9	4.9	0.0	3.8	25.1	25.6	26.1
02/06-21-039-01W5/2	COLONY	75.00	PDP	0.0	0.0	0.0	94.2	0.0	77.6	1.5	0.0	1.2	17.2	0.0	14.1	65.7	62.3	59.2

Medicine River				0.0	0.0	0.0	557.4	0.0	492.2	7.7	0.0	5.6	100.6	0.0	87.6	596.7	551.3	512.6
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	PDP	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	7.1	6.3	5.7
00/02-11-087-09W5/2	GRANITE WASH	4.56	PDP	0.0	7.4	7.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.4	7.4	482.4	425.9	383.8
00/03-11-087-09W5/0	GRANITE WASH	2.55	PDP	0.0	0.8	0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.8	57.2	51.6	47.2
00/04-11-087-09W5/0	GRANITE WASH	2.50	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.7	0.7
00/07-11-087-09W5/0	GRANITE WASH	3.52	PDP	0.0	5.2	5.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.2	5.2	320.8	272.1	238.4
00/08-11-087-09W5/0	GRANITE WASH	3.15	PDP	0.0	3.5	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	3.5	220.1	187.3	164.3
00/09-11-087-09W5/0	GRANITE WASH	2.51	PDP	0.0	1.4	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.4	1.4	85.5	71.9	62.2

Red Earth				0.0	18.4	18.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	18.4	18.4	1,173.9	1,015.9	902.2
Swan Hills

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs — Dec 31 2010

Canada

Effective January 01, 2011			Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
		Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	PDP	71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0

Swan Hills				71.1	0.0	64.9	0.0	0.0	0.0	0.0	0.0	0.0	71.1	0.0	64.9	2,266.0	1,592.2	1,224.0
Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	PDP	122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Wildmere				122.6	0.0	116.3	23.4	0.0	21.9	0.0	0.0	0.0	126.5	0.0	120.0	2,753.4	2,219.4	1,854.6

Alberta				193.7	18.4	199.7	1,450.0	0.0	1,306.5	8.8	0.0	6.3	444.2	18.4	423.8	7,727.8	6,210.1	5,247.4
British Columbia
Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	PDP	3.4	0.0	3.2	1.1	0.0	1.0	0.1	0.0	0.1	3.7	0.0	3.4	153.4	123.4	102.9
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	PDP	3.9	0.0	3.7	0.8	0.0	0.7	0.1	0.0	0.1	4.1	0.0	3.9	149.6	120.1	100.3
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	PDP	1.0	0.0	0.9	0.3	0.0	0.2	0.0	0.0	0.0	1.0	0.0	1.0	38.9	34.3	30.6

Boundary Lake				8.2	0.0	7.8	2.2	0.0	1.9	0.2	0.0	0.2	8.8	0.0	8.3	342.0	277.8	233.9
Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	PDP	0.0	0.0	0.0	224.4	0.0	162.4	0.0	0.0	0.0	37.4	0.0	27.1	195.1	179.4	166.1
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	PDP	0.0	0.0	0.0	57.7	0.0	41.8	0.0	0.0	0.0	9.6	0.0	7.0	19.2	18.7	18.3
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	PDP	0.0	0.0	0.0	160.7	0.0	116.3	0.0	0.0	0.0	26.8	0.0	19.4	157.0	139.7	125.9

Clarke Lake				0.0	0.0	0.0	442.9	0.0	320.6	0.0	0.0	0.0	73.8	0.0	53.4	371.3	337.8	310.3
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	PDP	0.0	0.0	0.0	75.7	0.0	52.1	0.3	0.0	0.2	12.9	0.0	8.9	93.4	81.5	72.4
00/16-08-083-18W6/2	BALDONNEL	7.50	PDP	0.0	0.0	0.0	0.0	5.3	5.3	0.0	0.0	0.0	0.0	0.9	0.9	17.6	16.7	15.9

Fort St John				0.0	0.0	0.0	75.7	5.3	57.4	0.3	0.0	0.2	12.9	0.9	9.8	110.9	98.2	88.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	PDP	29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4

Inga				29.8	0.1	28.9	0.0	0.0	0.0	0.0	0.0	0.0	29.8	0.1	28.9	1,001.8	804.6	666.4
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	PDP	0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

Umbach				0.0	0.0	0.0	2.7	0.0	2.2	0.0	0.0	0.0	0.4	0.0	0.4	2.2	2.0	1.9

British Columbia				38.0	0.1	36.7	523.4	5.3	382.1	0.5	0.0	0.4	125.8	1.0	100.8	1,828.2	1,520.5	1,300.9

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9: mosaic11 Version: 2010.9.4590

Table 4-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs - Dec 31 2010

Canada

Effective January 01, 2011				Proved
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
		Int		WI	RI	Net	WI	RI	Net	WI	RI	Net	WI	RI	Net	5%	10%	15%
Location	Formation	%	Category	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	M$	M$	M$
Canada				231.7	18.5	236.4	1,973.4	5.3	1688.6	9.3	0.0	6.8	569.9	19.4	524.6	9,556.0	7,730.6	6,548.3

Total				231.7	18.5	236.4	1,973.4	5.3	1688.6	9.3	0.0	6.8	569.9	19.4	524.6	9,556.0	7,730.6	6,548.3

Report Time: Thu, 05 Jan 2012 16:27 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 4-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Reserves

OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL								COMPANY SALES GAS						SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume It	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	91.0	1,391	507.7	19.6	4.4	70.92	1,704	22.0	4,745	1,731.8	493.7	2.4	3.55	1,763	0.0	0.00	286	300
2012	90.0	1,267	463.8	18.3	3.3	70.74	1,525	21.0	3,474	1,271.4	320.1	2.1	3.49	1,126	0.0	0.00	201	211
2013	90.0	1,158	422.8	17.0	2.4	70.58	1,368	17.0	2,616	954.8	225.1	0.8	3.44	777	0.0	0.00	153	160
2014	90.0	1,062	387.5	15.8	1.8	70.46	1,240	14.0	2,203	804.0	187.8	0.0	3.44	646	0.0	0.00	132	137
2015	90.0	976	356.1	14.8	1.3	70.37	1,132	12.0	1,704	621.8	145.3	0.0	3.47	504	0.0	0.00	109	112
2016	90.0	898	328.7	13.8	1.0	70.31	1,043	10.0	1,422	520.3	120.5	0.0	3.46	417	0.0	0.00	94	97
2017	89.0	827	302.0	12.9	0.8	70.27	960	10.0	1,377	502.5	157.6	0.0	3.55	560	0.0	0.00	109	111
2018	89.0	765	279.2	12.1	0.6	70.27	893	8.0	1,024	373.7	119.1	0.0	3.65	435	0.0	0.00	88	90
2019	88.0	706	257.8	11.3	0.5	70.26	832	6.0	758	276.6	66.8	0.0	3.59	240	0.0	0.00	62	63
2020	88.0	654	239.4	10.6	0.4	70.25	775	5.0	642	235.1	52.4	0.0	3.58	188	0.0	0.00	53	54

Sub			3,545.0	146.2	16.5	70.50	11,473			7,292.0	1,888.4	5.3	3.51	6,656	0.0	0.00
Rem			1,564.7	85.5	2.0	71.63	6,267			636.5	85.0	0.0	3.62	308	0.0	0.00
Total			5,109.6	231.7	18.5	70.89	17,740			7,928.5	1,973.4	5.3	3.52	6,964	0.0	0.00

NGL SUMMARY

		CONDENSATE				ETHANE				PROPANE				BUTANE			TOTAL NGL
	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volume bbl	Price $/bbl	Co. Share Revenue M$	WI Volume bbl	RI Volumes bbl	CS Net Volumes bbl
2011	827.1	9.7	78.75	65.9	0.0	0.0	0.00	0.0	1,021.7	0.0	34.95	35.7	781.1	0.0	32.11	25.1	2,629.9	9.7	1,939.1
2012	638.1	8.4	78.56	50.8	0.0	0.0	0.00	0.0	748.1	0.0	34.85	26.1	578.1	0.0	31.90	18.4	1,964.3	8.4	1,441.3
2013	470.8	3.1	78.27	37.1	0.0	0.0	0.00	0.0	498.7	0.0	34.59	17.3	391.2	0.0	31.45	12.3	1,360.8	3.1	983.5
2014	399.6	0.0	78.20	31.3	0.0	0.0	0.00	0.0	414.6	0.0	34.64	14.4	327.2	0.0	31.45	10.3	1,141.4	0.0	821.9
2015	275.0	0.0	77.92	21.4	0.0	0.0	0.00	0.0	259.3	0.0	35.11	9.1	213.4	0.0	31.52	6.7	747.8	0.0	539.4
2016	200.5	0.0	77.49	15.5	0.0	0.0	0.00	0.0	191.2	0.0	34.92	6.7	155.3	0.0	31.04	4.8	547.0	0.0	388.5
2017	175.2	0.0	77.48	13.6	0.0	0.0	0.00	0.0	167.3	0.0	34.93	5.8	135.7	0.0	31.05	4.2	478.2	0.0	339.4
2018	122.5	0.0	79.40	9.7	0.0	0.0	0.00	0.0	108.5	0.0	35.92	3.9	74.7	0.0	33.04	2.5	305.7	0.0	203.8
2019	17.4	0.0	75.85	1.3	0.0	0.0	0.00	0.0	5.1	0.0	31.35	0.2	4.1	0.0	19.80	0.1	26.5	0.0	20.2
2020	14.8	0.0	76.42	1.1	0.0	0.0	0.00	0.0	4.0	0.0	31.35	0.1	3.2	0.0	19.80	0.1	22.0	0.0	16.7

Sub	3,141.1	21.3	78.35	247.8	0.0	0.0	0.00	0.0	3,418.5	0.0	34.87	119.2	2,663.9	0.0	31.71	84.5	9,223.4	21.3	6,693.8
Rem	39.7	0.0	69.63	2.8	0.0	0.0	0.00	0.0	22.4	0.0	31.35	0.7	17.9	0.0	19.80	0.4	80.0	0.0	61.5
Total	3,180.7	21.3	78.24	250.5	0.0	0.0	0.00	0.0	3,440.8	0.0	34.85	119.9	2,681.8	0.0	31.63	84.8	9,303.4	21.3	6,755.3

CASH FLOW BTAX

	Company Revenue M$	Crown Royalty M$	Freehold Royalty M$	ORR Royalty M$	Mineral Tax M$	Total Royalty Burden %	Net Rev After Royalties M$	Other Income M$	Sask Corp Cap Tax M$	Fixed Oper Expense M$	Variable Operating Expense M$	Other Expenses M$	Total Operating Costs M$	Abandon Cost & Salvage M$	Net Operating Income M$	Total Investment M$	NET Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	3,594	341.2	43.8	46.4	5.0	12	3,158	0.0	0.0	683.8	433.0	0.5	1,117.3	4.1	2,036	90.0	1,946	1,946	1,865
2012	2,747	225.6	30.0	36.0	3.0	11	2,452	0.0	0.0	615.4	292.2	0.4	908.1	58.6	1,485	0.0	1,485	3,431	1,291
2013	2,212	181.6	15.6	30.1	1.5	10	1,983	0.0	0.0	521.8	209.2	0.2	731.2	28.2	1,223	0.0	1,223	4,655	965
2014	1,942	151.0	12.8	27.3	1.2	10	1,749	0.0	0.0	518.6	180.1	0.0	698.7	12.3	1,038	0.0	1,038	5,693	744
2015	1,673	116.3	9.3	24.2	0.9	9	1,523	0.0	0.0	487.7	150.2	0.0	637.9	15.7	869	0.0	869	6,562	566
2016	1,488	96.6	6.1	21.9	0.6	8	1,362	0.0	0.0	481.8	127.7	0.0	609.5	29.7	723	0.0	723	7,285	428
2017	1,544	94.1	5.3	22.1	0.5	8	1,422	0.0	0.0	474.1	159.3	0.0	633.4	26.8	762	50.0	712	7,997	383
2018	1,344	63.2	0.0	19.8	0.0	6	1,261	0.0	0.0	436.8	134.6	0.0	571.4	37.4	652	0.0	652	8,650	319
2019	1,073	42.5	0.0	14.3	0.0	5	1,016	0.0	0.0	337.0	96.8	0.0	433.8	0.7	582	0.0	582	9,232	259
2020	964	33.5	0.0	13.2	0.0	5	917	0.0	0.0	335.0	82.7	0.0	417.6	5.4	494	0.0	494	9,726	200

Sub	18,580	1,345.6	122.9	255.2	12.6	9	16,844	0.0	0.0	4,892.2	1,865.7	1.1	6,758.9	218.9	9,866	140.0	9,726	9,726	7,021
Rem	6,579	79.4	0.0	153.6	0.0	4	6,346	0.0	0.0	2,886.6	307.2	0.0	3,193.8	170.7	2,981	0.0	2,981	12,707	710
Total	25,159	1,425.0	122.9	408.7	12.6	8	23,190	0.0	0.0	7,778.8	2,172.9	1.1	9,952.8	389.7	12,847	140.0	12,707	12,707	7,731

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	4.0
RLI (Principal Product)	5.4
Reserves Life	32.0
RLI (BOE)	5.4

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	5,110	232	250	236
Gas (MMcf)	7,928	1,973	1,979	1,689
Gas (Mboe)	1,321	329	330	281
*NGL (bbl)	15,686	6,123	6,123	4,557
Cond (bbl)	10,701	3,181	3,202	2,199

Total (boe)	6,457,445	569,938	589,351	524,572

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,847	140.0	12,707	21.56
5	9,678	122.3	9,556	16.21
8	8,473	113.9	8,359	14.18
10	7,840	109.1	7,731	13.12
15	6,647	98.9	6,548	11.11
20	5,812	90.9	5,721	9.71

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/BOEPD	467.60	467.60
Cost Of Reserves	$/BOE	0.24	0.24
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

		BTAX				ATAX
		Unrisked		Risked		Unrisked		Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			55.2		55.2		55.2		41.2
NPV/Disc Invest			70.9		70.9		70.9		52.9
NPV/DIS Cap Exposure			93.8		93.8		93.8		70.0
NPV/BOEPD	(M$/boepd)		25.8		25.8		25.8		19.3

FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

		WI		Co. Share
		Unrisked	Risked	Unrisked	Risked
Production	(BOEPD)	286	286	299	299
Price	($/BOE)	31.07	31.07	32.86	32.86
Royalties	($/BOE)	4.18	4.18	3.99	3.99
Operating Costs	($/BOE)	10.69	10.69	10.22	10.22
NetBack	($/BOE)	19.52	19.52	18.66	18.66
Recycle Ratio	(ratio)	79.46	79.46	78.54	78.54

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 4-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Reserves

CASH FLOW ATAX

	Income Before Tax Loss M$	Tax Loss Generated M$	Tax Loss Claim M$	Federal Taxable Income M$	Basic Federal Tax M$	Federal M&P Tax Credit M$	Federal Surtax M$	Invest Tax Credit M$	Federal Income Tax M$	Attributed Royalty Income M$	Provincial Taxable Income M$	Basic Provincial Tax M$	Provincial M&P Tax Credit M$	Provincial Income Tax M$	Total Income Tax M$	BTAX Cash Flow M$	ATAX Cash Flow M$	CUM Cash Flow M$	Disc Cash Flow (10%) M$
2011	175.6	0.0	175.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,946	1,946	1,946	1,865
2012	100.7	0.0	100.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,485	1,485	3,431	1,291
2013	194.5	0.0	194.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,223	1,223	4,655	965
2014	268.2	0.0	268.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,038	1,038	5,693	744
2015	287.8	0.0	287.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	869	869	6,562	566
2016	280.7	0.0	280.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	723	723	7,285	428
2017	406.6	0.0	406.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	712	712	7,997	383
2018	377.1	0.0	377.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	652	652	8,650	319
2019	366.4	0.0	366.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	582	582	9,232	259
2020	323.3	0.0	323.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	494	494	9,726	200

Sub	2,781.0	0.0	2,781.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	9,726	9,726	9,726	7,021
Rem	2,061.9	69.4	2,131.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,981	2,981	12,707	710
Total	4,842.9	69.4	4,912.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,707	12,707	12,707	7,731

TAXABLE INCOME

	Resource Revenue M$	Resource Royalty M$	Plus Non- Deduct Royalty M$	Resource Allowance M$	Resource Operating Cost M$	Resource CCA M$	Resource Overhead M$	Net Production Royalty M$	Net Resource Royalty Income M$	Net Other Resource Income M$	COGPE M$	CDE M$	CEE M$		Depletion Allowance M$	Resource Taxable Income M$
2011	3,248	346.2	0.0	0.0	1,121.0	651.4	0.0	0.0	255.7	0.0	192.4	1,016.7		0.0	0.0	175.6
2012	2,489	228.6	0.0	0.0	966.2	499.8	0.0	0.0	191.1	0.0	173.1	711.7		0.0	0.0	100.7
2013	2,026	183.2	0.0	0.0	759.2	374.8	0.0	0.0	139.9	0.0	155.8	498.2		0.0	0.0	194.5
2014	1,807	152.1	0.0	0.0	711.0	281.1	0.0	0.0	94.6	0.0	140.2	348.7		0.0	0.0	268.2
2015	1,574	117.2	0.0	0.0	653.6	210.8	0.0	0.0	66.2	0.0	126.2	244.1		0.0	0.0	287.8
2016	1,412	97.2	0.0	0.0	639.2	158.1	0.0	0.0	48.1	0.0	113.6	170.9		0.0	0.0	280.7
2017	1,486	94.6	0.0	0.0	660.2	118.6	0.0	0.0	30.8	0.0	102.2	134.6		0.0	0.0	406.6
2018	1,295	63.2	0.0	0.0	608.8	89.0	0.0	0.0	29.0	0.0	92.0	94.2		0.0	0.0	377.1
2019	1,033	42.5	0.0	0.0	434.5	66.7	0.0	0.0	25.6	0.0	82.8	66.0		0.0	0.0	366.4
2020	929	33.5	0.0	0.0	423.0	50.0	0.0	0.0	21.1	0.0	74.5	46.2		0.0	0.0	323.3

Sub	17,299	1,358.3	0.0	0.0	6,976.8	2,500.4	0.0	0.0	902.0	0.0	1,252.9	3,331.4		0.0	0.0	2,781.0
Rem	6,425	79.4	0.0	0.0	3,364.6	150.1	0.0	0.0	0.2	0.0	661.8	107.7		0.0	0.0	2,061.9
Total	23,724	1,437.6	0.0	0.0	10,341.4	2,650.5	0.0	0.0	902.2	0.0	1,914.6	3,439.1		0.0	0.0	4,842.9

TAX LOSS POOL

	Net Processing Income M$	Class 41 CCA M$	Processing Overhead M$	M&P Taxable Income M$	Other Business Income M$	Class 1 CCA M$	Class 2 CCA M$	Non Resource Overhead M$	Other Taxable Income M$	Overhead to CEE M$	Overhead to CDE M$	COGPE Pool M$	CDE Pool M$	CEE Pool M$	Depletion Pool M$	Acri Pool M$	Tax Loss Pool M$
2011	0.0	11.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	2,372.4	5,850.4	0.0	0.0	5,499.4
2012	0.0	19.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	1,660.7	5,850.4	0.0	0.0	5,398.7
2013	0.0	14.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,162.5	5,850.4	0.0	0.0	5,204.2
2014	0.0	11.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	813.7	5,850.4	0.0	0.0	4,935.9
2015	0.0	8.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	569.6	5,850.4	0.0	0.0	4,648.1
2016	0.0	6.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	398.7	5,850.4	0.0	0.0	4,367.4
2017	0.0	4.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	314.1	5,850.4	0.0	0.0	3,960.8
2018	0.0	3.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	219.9	5,850.4	0.0	0.0	3,583.7
2019	0.0	2.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	153.9	5,850.4	0.0	0.0	3,217.3
2020	0.0	2.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	107.7	5,850.4	0.0	0.0	2,894.0

Sub	0.0	84.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	107.7	5,850.4	0.0	0.0	2,894.0
Rem	0.0	5.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	832.1
Total	0.0	90.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	5,850.4	0.0	0.0	832.1

NET PRESENT VALUES AFTER TAX

Discount Rate %	Op Income M$	Investment M$	Cash Flow M$	NPV/BOE $/BOE
0	12,847	140.0	12,707	21.56
5	9,678	122.3	9,556	16.21
8	8,473	113.9	8,359	14.18
10	7,840	109.1	7,731	13.12
15	6,647	98.9	6,548	11.11
20	5,812	90.9	5,721	9.71

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011	Proved Plus Probable Additional

				Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Avg Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Canada
Alberta
Berwyn
00/02-11-082-24W5/3	NOTIKEWIN	100.00	P+PA	0.0	0.0	0.0	432.1	0.0	401.1	0.0	0.0	0.0	72.0	0.0	66.9	559.7	507.1	463.7
00/02-11-082-24W5/4	MIDDLE FALHER	100.00	P+PA	0.0	0.0	0.0	395.4	0.0	367.2	0.0	0.0	0.0	65.9	0.0	61.2	300.0	170.0	99.3
00/02-11-082-24W5/5	PADDY	100.00	PA	0.0	0.0	0.0	415.6	0.0	358.3	0.0	0.0	0.0	69.3	0.0	59.7	373.2	218.3	131.1
00/07-11-082-24W5/2	FALHER	100.00	P+PA	0.0	0.0	0.0	121.7	0.0	112.5	0.0	0.0	0.0	20.3	0.0	18.7	140.6	137.9	135.3
00/08-13-082-24W5/0	GETHING	100.00	PA	0.0	0.0	0.0	576.7	0.0	489.5	0.0	0.0	0.0	96.1	0.0	81.6	160.5	96.8	47.1

Berwyn				0.0	0.0	0.0	1,941.4	0.0	1,728.6	0.0	0.0	0.0	323.6	0.0	288.1	1,534.0	1,130.2	876.4
Boundary Lake
00/02-14-083-13W6/0	BLUESKY	40.00	P+PA	0.0	0.0	0.0	139.0	0.0	107.1	0.0	0.0	0.0	23.2	0.0	17.9	242.0	236.8	232.0

Boundary Lake				0.0	0.0	0.0	139.0	0.0	107.1	0.0	0.0	0.0	23.2	0.0	17.9	242.0	236.8	232.0
Heathdale
00/03-26-027-08W4/2	VIKING		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Heathdale				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Joarcam
00/13-10-047-20W4/0		40.00	PA	14.4	0.0	11.9	0.0	0.0	0.0	0.0	0.0	0.0	14.4	0.0	11.9	386.6	338.3	298.8

Joarcam				14.4	0.0	11.9	0.0	0.0	0.0	0.0	0.0	0.0	14.4	0.0	11.9	386.6	338.3	298.8
Leaman
00/01-06-057-10W5/0	OSTRACOD	15.00	P+PA	0.0	0.0	0.0	22.8	0.0	21.6	1.9	0.0	1.3	5.7	0.0	4.9	45.3	42.0	39.1

Leaman				0.0	0.0	0.0	22.8	0.0	21.6	1.9	0.0	1.3	5.7	0.0	4.9	45.3	42.0	39.1
Liege
00/05-17-089-21W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	44.7	0.0	42.1	0.0	0.0	0.0	7.4	0.0	7.0	42.1	36.9	32.8
00/10-11-089-22W4/0	NISKU	10.00	P+PA	0.0	0.0	0.0	0.3	0.0	0.3	0.0	0.0	0.0	0.1	0.0	0.1	-2.1	-2.0	-2.0
00/06-13-089-22W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	0.7	0.0	0.6	0.0	0.0	0.0	0.1	0.0	0.1	-2.0	-2.0	-2.0
02/10-23-089-22W4/0	NISKU	10.00	P+PA	0.0	0.0	0.0	23.2	0.0	22.0	0.0	0.0	0.0	3.9	0.0	3.7	10.4	9.4	8.5
00/03-24-089-22W4/0	GROSMONT	10.00	P+PA	0.0	0.0	0.0	77.3	0.0	73.0	0.0	0.0	0.0	12.9	0.0	12.2	65.0	52.2	43.5

Liege				0.0	0.0	0.0	146.1	0.0	138.0	0.0	0.0	0.0	24.4	0.0	23.0	113.4	94.4	80.8
Little Bow
00/15-25-014-21W4/0	BOW ISLAND	33.33	P+PA	0.0	0.0	0.0	25.1	0.0	20.7	0.0	0.0	0.0	4.2	0.0	3.4	4.9	5.1	5.3
00/07-36-014-21W4/2	BOW ISLAND	33.33	P+PA	0.0	0.0	0.0	11.9	0.0	9.8	0.0	0.0	0.0	2.0	0.0	1.6	-0.1	0.2	0.3

Little Bow				0.0	0.0	0.0	37.0	0.0	30.4	0.0	0.0	0.0	6.2	0.0	5.1	4.9	5.3	5.6
Medicine River
02/05-30-038-02W5/0	HORSESHOE CANYON	91.50	P+PA	0.0	0.0	0.0	490.1	0.0	441.5	0.7	0.0	0.4	82.4	0.0	74.0	465.9	411.6	368.4
00/16-30-038-02W5/0	ELLERSLIE	63.27	P+PA	0.0	0.0	0.0	83.3	0.0	78.6	4.4	0.0	3.0	18.3	0.0	16.1	151.1	136.3	123.9
XX/06-31-038-02W5/0	Edmonton	75.00	PA	0.0	0.0	0.0	155.7	0.0	127.6	3.1	0.0	2.5	29.0	0.0	23.8	-248.3	-255.9	-261.2
00/02-25-038-03W5/2	OSTRACOD	46.50	P+PA	0.0	0.0	0.0	23.4	0.0	18.1	2.1	0.0	1.6	6.0	0.0	4.6	69.0	62.9	57.8
02/02-25-038-03W5/2	MANNVILLE	72.83	P+PA	0.0	0.0	0.0	31.1	0.0	24.0	1.6	0.0	1.2	6.8	0.0	5.2	40.1	40.2	40.2
XX/02-25-038-03W5/0	Belly River	62.00	PA	0.0	0.0	0.0	240.6	0.0	186.0	6.3	0.0	4.9	46.4	0.0	35.9	-28.5	-87.1	-129.1
XX/02-25-038-03W5/2	Edmonton	62.00	PA	0.0	0.0	0.0	33.3	0.0	25.8	0.0	0.0	0.0	5.6	0.0	4.3	-66.5	-64.8	-63.3
02/06-21-039-01W5/2	COLONY	75.00	P+PA	0.0	0.0	0.0	125.9	0.0	103.7	2.0	0.0	1.6	23.0	0.0	18.9	94.9	86.6	79.5

Medicine River				0.0	0.0	0.0	1,183.3	0.0	1,005.3	20.1	0.0	15.2	217.4	0.0	182.8	477.7	329.8	216.3
Rainbow
00/15-28-108-09W6/2	Slave Point	3.75	PA	0.0	0.0	0.0	19.9	0.0	16.4	2.3	0.0	1.7	5.6	0.0	4.5	49.2	39.3	31.7

Report Time: Thu, 05 Jan 2012 16:28 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 version: 2010.9.4590

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011				Proved Plus Probable Additional
		Avg		Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Rainbow				0.0	0.0	0.0	19.9	0.0	16.4	2.3	0.0	1.7	5.6	0.0	4.5	49.2	39.3	31.7
Red Earth
00/14-02-087-09W5/2	SLAVE POINT	2.50	P+PA	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1	9.2	7.9	6.9
00/02-11-087-09W5/2	GRANITE WASH	4.56	P+PA	0.0	8.5	8.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.5	8.5	545.4	474.6	423.2
00/03-11-087-09W5/0	GRANITE WASH	2.55	P+PA	0.0	1.2	1.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.2	1.2	79.3	68.8	60.9
00/04-11-087-09W5/0	GRANITE WASH	2.50	P+PA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.2	2.1	2.1
00/07-11-087-09W5/0	GRANITE WASH	3.52	P+PA	0.0	6.6	6.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	6.6	6.6	388.0	319.6	274.8
00/08-11-087-09W5/0	GRANITE WASH	3.15	P+PA	0.0	5.8	5.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.8	5.8	322.2	257.4	217.1
00/09-11-087-09W5/0	GRANITE WASH	2.51	P+PA	0.0	1.6	1.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.6	1.6	98.4	80.6	68.4

Red Earth				0.0	23.9	23.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.9	23.9	1,444.7	1,211.1	1,053.4

Swan Hills
00/16-36-064-10W5/2	BEAVERHILL LAKE	100.00	P+PA	101.1	0.0	92.3	0.0	0.0	0.0	0.0	0.0	0.0	101.1	0.0	92.3	2,726.0	1,781.0	1,324.4

Swan Hills				101.1	0.0	92.3	0.0	0.0	0.0	0.0	0.0	0.0	101.1	0.0	92.3	2,726.0	1,781.0	1,324.4

Wildmere
00/02-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-16-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
C0/05-18-047-04W4/0	LLOYDMINSTER SS	5.42	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-12-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/01-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/02-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/03-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/06-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/07-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/10-14-047-05W4/3	COLONY	0.27	PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/13-14-047-05W4/0	SPARKY		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/14-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/15-14-047-05W4/0	LLOYDMINSTER SS		PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/16-14-047-05W4/2			PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Lloydminster A Pool Unit #1	LLOYDMINSTER	2.79	P+PA	210.6	0.0	201.3	40.2	0.0	37.7	0.0	0.0	0.0	217.3	0.0	207.6	3,798.3	2,768.7	2,180.9

Wildmere				210.6	0.0	201.3	40.2	0.0	37.7	0.0	0.0	0.0	217.3	0.0	207.6	3,798.3	2,768.7	2,180.9

Alberta				326.1	23.9	329.5	3,529.7	0.0	3,085.2	24.4	0.0	18.3	938.8	23.9	862.0	10,822.0	7,976.8	6,339.4

British Columbia

Boundary Lake
00/16-05-084-14W6/0	BOUNDARY LAKE	10.87	P+PA	5.0	0.0	4.7	1.7	0.0	1.4	0.2	0.0	0.1	5.4	0.0	5.1	204.1	152.3	121.3
00/08-08-084-14W6/0	BOUNDARY LAKE	6.64	P+PA	6.6	0.0	6.2	1.3	0.0	1.1	0.1	0.0	0.1	7.0	0.0	6.5	214.4	156.7	123.7
00/06-09-084-14W6/0	BOUNDARY LAKE	8.01	P+PA	1.8	0.0	1.7	0.5	0.0	0.4	0.0	0.0	0.0	1.9	0.0	1.8	65.2	52.2	43.3

Boundary Lake				13.3	0.0	12.6	3.5	0.0	3.0	0.4	0.0	0.3	14.3	0.0	13.4	483.7	361.3	288.4

Clarke Lake
00/C-052-F/094-J-10/0	SLAVE POINT	25.00	P+PA	0.0	0.0	0.0	333.3	0.0	241.3	0.0	0.0	0.0	55.5	0.0	40.2	269.8	240.0	216.2
00/C-054-F/094-J-10/0	SLAVE POINT	18.75	P+PA	0.0	0.0	0.0	114.1	0.0	82.6	0.0	0.0	0.0	19.0	0.0	13.8	41.4	38.3	35.6
00/D-054-G/094-J-10/2	SLAVE POINT	0.00	P+PA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00/D-066-G/094-J-10/0	SLAVE POINT	9.38	P+PA	0.0	0.0	0.0	178.2	0.0	129.0	0.0	0.0	0.0	29.7	0.0	21.5	173.4	152.4	135.9

Clarke Lake				0.0	0.0	0.0	625.6	0.0	452.9	0.0	0.0	0.0	104.3	0.0	75.5	484.6	430.7	387.7

Report Time: Thu, 05 Jan 2012 16:28 Working Data Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 Hierarchy: Reserves DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 5-A

International Sovereign Energy Corp.

DETAILED RESERVES AND PRESENT VALUE

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Canada

Effective January 01, 2011                                                      Proved Plus Probable Additional

				Oil			Sales Gas			NGL			BOE			Present Value
Location	Formation	Avg Int %	Category	WI Mstb	RI Mstb	Net Mstb	WI MMcf	RI MMcf	Net MMcf	WI Mstb	RI Mstb	Net Mstb	WI Mstb	RI Mstb	Net Mstb	5% M$	10% M$	15% M$
Fort St John
00/14-05-083-18W6/0	BELLOY	7.50	P+PA	0.0	0.0	0.0	107.6	0.0	74.2	0.4	0.0	0.3	18.4	0.0	12.7	124.3	103.7	88.9
00/16-08-083-18W6/2	BALDONNEL	7.50	P+PA	0.0	0.0	0.0	0.0	6.7	6.7	0.0	0.0	0.0	0.0	1.1	1.1	21.9	20.5	19.4

Fort St John				0.0	0.0	0.0	107.6	6.7	81.0	0.4	0.0	0.3	18.4	1.1	13.8	146.2	124.2	108.3
Inga
00/16-19-085-23W6/0	INGA SAND	90.30	P+PA	38.8	0.1	37.7	0.0	0.0	0.0	0.0	0.0	0.0	38.8	0.1	37.7	1,257.5	963.2	771.8

Inga				38.8	0.1	37.7	0.0	0.0	0.0	0.0	0.0	0.0	38.8	0.1	37.7	1,257.5	963.2	771.8
Umbach
00/D-079-F/094-H-03/0	BLUESKY	1.75	P+PA	0.0	0.0	0.0	3.5	0.0	2.9	0.0	0.0	0.0	0.6	0.0	0.5	2.9	2.6	2.4

Umbach				0.0	0.0	0.0	3.5	0.0	2.9	0.0	0.0	0.0	0.6	0.0	0.5	2.9	2.6	2.4

British Columbia				52.1	0.1	50.3	740.2	6.7	539.8	0.8	0.0	0.6	176.2	1.3	140.8	2,374.9	1,882.0	1,558.5

Canada				378.2	24.0	379.7	4,269.9	6.7	3,624.9	25.2	0.0	18.9	1,115.1	25.2	1,002.8	13,196.9	9,858.8	7,897.9

Total				378.2	24.0	379.7	4,269.9	6.7	3,624.9	25.2	0.0	18.9	1,115.1	25.2	1,002.8	13,196.9	9,858.8	7,897.9

Report Time: Thu, 05 Jan 2012 16:28 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 :

Hierarchy: Reserves

DB: ISEC_DEC_2010_2010_9 : mosaic11 Version: 2010.9.4590

Table 5-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection : Canada
Effective January 01, 2011	Total Proved Plus Probable Additional Reserves
OIL, GAS & SULPHUR SUMMARY

	COMPANY OIL							COMPANY SALES GAS							SULPHUR		TOTAL
	Wells	Pool Rates bbl/d	Pool Volumes Mbbl	WI Volume Mbbl	RI Volume \Mbbl	Price $/bbl	Revenue M$	Wells	Pool Rates Mcf/d	Pool Volumes MMcf	WI Volume MMcf	RI Volume MMcf	Price $/Mcf	Revenue M$	Co. Share Volume lt	Price $/lt	WI Rates boe/d	Co. Share Rates boe/d
2011	92.0	1,431	522.2	22.9	4.6	71.82	1,971	25.0	5,244	1,913.9	595.0	2.5	3.58	2,142	0.0	0.00	344	357
2012	92.0	1,331	487.0	21.6	3.6	71.67	1,804	26.0	5,149	1,884.4	649.3	2.2	3.63	2,364	0.5	65.00	368	379
2013	91.0	1,242	453.2	20.1	2.8	71.46	1,634	25.0	4,133	1,508.7	496.6	2.0	3.61	1,799	0.4	65.00	293	301
2014	91.0	1,162	424.3	18.8	2.2	71.26	1,495	18.0	3,240	1,182.8	376.7	0.0	3.58	1,350	0.3	65.00	232	238
2015	91.0	1,091	398.3	17.6	1.7	71.09	1,376	18.0	2,809	1,025.4	317.4	0.0	3.58	1,135	0.3	65.00	200	205
2016	91.0	1,027	375.8	16.6	1.4	70.94	1,278	18.0	2,446	895.1	269.6	0.0	3.57	962	0.2	65.00	174	178
2017	91.0	969	353.6	15.6	1.1	70.80	1,186	17.0	2,096	765.2	218.5	0.0	3.55	776	0.2	65.00	147	150
2018	91.0	916	334.4	14.8	0.9	70.68	1,108	15.0	1,791	653.8	179.0	0.0	3.53	632	0.1	65.00	125	128
2019	90.0	862	314.7	13.4	0.7	70.21	992	13.0	1,380	503.8	124.4	0.0	3.54	440	0.1	65.00	96	98
2020	89.0	819	299.9	12.8	0.7	70.19	947	13.0	1,265	463.1	127.6	0.0	3.57	456	0.1	65.00	95	97
Sub			3,963.4	174.2	19.7	71.13	13,791			10,796.1	3,354.0	6.7	3.59	12,056	2.2	65.00
Rem			4,600.1	204.0	4.3	70.21	14,629			2,533.3	915.9	0.0	3.68	3,367	0.1	65.00
Total			8,563.5	378.2	24.0	70.66	28,420			13,329.5	4,269.9	6.7	3.61	15,423	2.3	65.00

NGL SUMMARY

	CONDENSATE				ETHANE				PROPANE				BUTANE				TOTAL NGL
	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI		Co. Share	WI	RI	CS Net
	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volume	Price	Revenue	Volume	Volumes	Volumes
	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	$/bbl	M$	bbl	bbl	bbl
2011	993.6	9.9	78.95	79.2	0.0	0.0	0.00	0.0	1,393.8	0.0	35.24	49.1	1,009.2	0.0	32.46	32.8	3,396.6	9.9	2,526.6
2012	1,357.0	8.9	79.82	109.0	236.9	0.0	15.85	3.8	2,062.1	0.0	35.77	73.8	1,394.2	0.0	33.50	46.7	5,050.2	8.9	3,811.1
2013	1,122.1	8.0	79.71	90.1	183.1	0.0	15.85	2.9	1,641.6	0.0	35.72	58.6	1,117.2	0.0	33.38	37.3	4,064.0	8.0	3,068.3
2014	878.5	0.0	79.53	69.9	141.9	0.0	15.85	2.2	1,230.2	0.0	35.63	43.8	836.5	0.0	33.21	27.8	3,087.1	0.0	2,322.1
2015	750.5	0.0	79.43	59.6	110.0	0.0	15.85	1.7	1,016.3	0.0	35.58	36.2	697.3	0.0	33.10	23.1	2,574.1	0.0	1,936.8
2016	645.2	0.0	79.33	51.2	85.5	0.0	15.85	1.4	847.4	0.0	35.53	30.1	586.6	0.0	32.98	19.3	2,164.6	0.0	1,624.7
2017	496.3	0.0	79.13	39.3	66.1	0.0	15.85	1.0	562.4	0.0	35.30	19.9	397.5	0.0	32.62	13.0	1,522.3	0.0	1,123.8
2018	359.0	0.0	78.99	28.4	51.2	0.0	15.85	0.8	388.0	0.0	35.71	13.9	276.3	0.0	32.81	9.1	1,074.6	0.0	797.8
2019	310.1	0.0	78.85	24.5	39.7	0.0	15.85	0.6	334.1	0.0	35.66	11.9	239.2	0.0	32.66	7.8	923.1	0.0	684.4
2020	234.3	0.0	80.04	18.8	30.9	0.0	15.85	0.5	245.8	0.0	36.21	8.9	158.5	0.0	34.02	5.4	669.5	0.0	485.1
Sub	7,146.6	26.9	79.43	569.8	945.4	0.0	15.85	15.0	9,721.7	0.0	35.60	346.1	6,712.4	0.0	33.10	222.2	24,526.1	26.9	18,380.8
Rem	285.0	0.0	76.40	21.8	43.1	0.0	15.85	0.7	214.8	0.0	34.95	7.5	148.3	0.0	29.76	4.4	691.1	0.0	525.7
Total	7,431.5	26.9	79.32	591.6	988.5	0.0	15.85	15.7	9,936.5	0.0	35.59	353.6	6,860.7	0.0	33.03	226.6	25,217.2	26.9	18,906.4

CASH FLOW BTAX

						Total	Net Rev		Sask	Fixed	Variable		Total	Abandon	Net		Net	CUM	Disc Cash
	Company	Crown	Freehold	ORR	Mineral	Royalty	After	Other	Corp	Oper	Operating	Other	Operating	Cost &	Operating	Total	Cash	Cash	Flow
	Revenue	Royalty	Royalty	Royalty	Tax	Burden	Royalties	Income	Cap Tax	Expense	Expense	Expenses	Costs	Salvage	Income	Investment	Flow	Flow	(10%)
	M$	M$	M$	M$	M$	%	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	4,274	412.9	64.2	70.8	9.7	13	3,716	0.0	0.0	717.6	562.4	0.5	1,280.5	4.1	2,431	1,911.3	520	520	536
2012	4,401	393.7	112.6	71.2	20.0	14	3,804	0.0	0.0	767.1	690.8	0.4	1,458.4	6.9	2,339	0.0	2,339	2,859	2,032
2013	3,622	294.8	85.6	59.4	13.3	13	3,169	0.0	0.0	728.1	543.9	0.4	1,272.3	79.9	1,817	0.0	1,817	4,676	1,435
2014	2,989	226.2	53.7	49.5	8.0	11	2,651	0.0	0.0	627.5	426.8	0.0	1,054.3	0.0	1,597	0.0	1,597	6,273	1,144
2015	2,632	182.0	43.2	43.7	5.7	10	2,357	0.0	0.0	627.5	367.0	0.0	994.5	0.0	1,363	0.0	1,363	7,635	888
2016	2,342	156.1	35.1	38.9	4.2	10	2,107	0.0	0.0	627.5	319.0	0.0	946.5	15.4	1,145	0.0	1,145	8,781	678
2017	2,035	134.0	20.1	34.4	2.4	9	1,844	0.0	0.0	597.2	269.4	0.0	866.6	18.1	959	0.0	959	9,740	516
2018	1,792	112.7	15.4	30.4	1.8	9	1,632	0.0	0.0	575.4	225.9	0.0	801.2	37.6	793	0.0	793	10,533	388
2019	1,477	87.5	13.1	21.9	1.4	8	1,353	0.0	0.0	508.4	135.6	0.0	644.0	54.5	655	0.0	655	11,188	291
2020	1,436	97.2	6.1	21.4	0.6	9	1,311	0.0	0.0	457.5	130.2	0.0	587.7	18.5	704	100.0	604	11,793	244
Sub	27,000	2,097.1	448.9	441.7	67.1	11	23,945	0.0	0.0	6,233.6	3,671.1	1.3	9,906.1	235.0	13,804	2,011.3	11,793	11,793	8,153
Rem	18,030	462.6	6.2	302.3	0.6	4	17,258	0.0	0.0	7,401.4	1,398.4	0.0	8,799.9	238.8	8,220	0.0	8,220	20,012	1,705
Total	45,030	2,559.7	455.0	744.0	67.7	8	41,203	0.0	0.0	13,635.1	5,069.5	1.3	18,705.9	473.8	22,024	2,011.3	20,012	20,012	9,859

CO. SHARE RESERVES LIFE (years)

Reserves Half Life	5.4
RLI (Principal Product)	8.7
Reserves Life	45.0
RLI (BOE)	8.7

TOTAL RESERVES—SALES

	GROSS	WI	CO SH	NET
Oil (Mbbl)	8,564	378	402	380
Gas (MMcf)	13,329	4,270	4,277	3,625
Gas (Mboe)	2,222	712	713	604
*NGL (bbl)	78,435	17,786	17,786	13,661
Cond (bbl)	38,279	7,432	7,458	5,245
Total (boe)	10,901,807	1,115,058	1,140,232	1,002,794

*	This NGL Value includes only Ethane, Propane and Butane. Condensate and Field Condensate are included in the Condensate line.

NET PRESENT VALUES BEFORE TAX

Discount
Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	22,024	2,011.3	20,012	17.55
5	15,104	1,907.5	13,197	11.57
8	12,818	1,855.4	10,962	9.61
10	11,683	1,823.7	9,859	8.65
15	9,651	1,753.3	7,898	6.93
20	8,301	1,692.1	6,609	5.80

CAPITAL (undisc)

		Unrisked	Risked
Cost Of Prod.	$/B OEPD	5,632.58	5,632.58
Cost Of Reserves	$/BOE	1.76	1.76
Prob Of Success	%	100.00	100.00
Chance Of	%	100.00	100.00

ECONOMIC INDICATORS

			BTAX				ATAX
			Unrisked	Risked			Unrisked	Risked
Discount Rate	(%)		10.0		10.0		10.0		10.0
Payout	(Yrs)		0.0		0.0		0.0		0.0
Discounted Payout	(Yrs)		0.0		0.0		0.0		0.0
DCF Rate of Return	(%)	>	200.0	>	200.0	>	200.0	>	200.0
NPV/Undisc Invest			4.9		4.9		4.9		3.6
NPV/Disc Invest			5.4		5.4		5.4		4.0
NPV/DIS Cap Exposure			8.2		8.2		8.2		6.1
NPV/BOEPD	(M$/boepd)		27.6		27.6		27.6		20.4
FIRST 12 MONTHS AVG. PERFORMANCE (undisc)

			WI		Co. Share
			Unrisked	Risked	Unrisked	Risked
Production	(BOEPD	)	343	343	357	357
Price	($/BOE)		31.21	31.21	32.77	32.77
Royalties	($/BOE)		4.45	4.45	4.28	4.28
Operating Costs	($/BOE)		10.21	10.21	9.82	9.82
NetBack	($/BOE)		19.42	19.42	18.67	18.67
Recycle Ratio	(ratio)		10.76	10.76	10.59	10.59

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

Table 5-B

International Sovereign Energy Corp.

CASH FLOW TAX POOL

Avg of 1st day prices Constant Prices + Costs—Dec 31 2010

Selection: Canada
Effective January 01, 2011	Total Proved Plus Probable Additional Reserves

CASH FLOW ATAX

	Income Before Tax Loss	Tax Loss Generated	Tax Loss Claim	Federal Taxable Income	Basic Federal Tax	Federal M&P Tax Credit	Federal Surtax	Invest Tax Credit	Federal Income Tax	Attributed Royalty Income	Provincial Taxable Income	Basic Provincial Tax	Provincial M&P Tax Credit	Provincial Income Tax	Total Income Tax	BTAX Cash Flow	ATAX Cash Flow	CUM Cash Flow	Disc Cash Flow (10%)
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	99.3	0.0	99.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	520	520	520	536
2012	567.7	0.0	567.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,339	2,339	2,859	2,032
2013	513.1	0.0	513.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,817	1,817	4,676	1,435
2014	630.9	0.0	630.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,597	1,597	6,273	1,144
2015	641.8	0.0	641.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,363	1,363	7,635	888
2016	602.8	0.0	602.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,145	1,145	8,781	678
2017	547.3	0.0	547.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	959	959	9,740	516
2018	477.6	0.0	477.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	793	793	10,533	388
2019	410.3	0.0	410.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	655	655	11,188	291
2020	482.6	0.0	482.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	604	604	11,793	244

Sub	4,973.6	0.0	4,973.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,793	11,793	11,793	8,153
Rem	1,324.1	9.1	702.7	630.6	94.6	0.0	0.0	0.0	94.6	0.0	630.6	63.1	0.0	63.1	157.6	8,220	8,062	19,855	1,701
Total	6,297.7	9.1	5,676.3	630.6	94.6	0.0	0.0	0.0	94.6	0.0	630.6	63.1	0.0	63.1	157.6	20,012	19,855	19,855	9,854

TAXABLE INCOME

	Resource Revenue	Resource Royalty	Plus Non- Deduct Royalty	Resource Allowance	Resource Operating Cost	Resource CCA	Resource Overhead	Net Production Royalty	Net Resource Royalty Income	Net Other Resource Income	COGPE	CDE	CEE	Depletion Allowance	Resource Taxable Income
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	3,915	422.6	0.0	0.0	1,284.1	704.9	0.0	0.0	222.9	0.0	192.4	1,434.8	0.0	0.0	99.3
2012	4,118	413.7	0.0	0.0	1,464.8	593.4	0.0	0.0	98.7	0.0	173.1	1,004.4	0.0	0.0	567.7
2013	3,400	308.1	0.0	0.0	1,351.8	445.0	0.0	0.0	76.6	0.0	155.8	703.0	0.0	0.0	513.1
2014	2,820	234.3	0.0	0.0	1,054.3	333.8	0.0	0.0	65.6	0.0	140.2	492.1	0.0	0.0	630.9
2015	2,498	187.7	0.0	0.0	994.5	250.3	0.0	0.0	46.6	0.0	126.2	344.5	0.0	0.0	641.8
2016	2,235	160.3	0.0	0.0	962.0	187.7	0.0	0.0	32.2	0.0	113.6	241.1	0.0	0.0	602.8
2017	1,950	136.3	0.0	0.0	884.7	140.8	0.0	0.0	29.8	0.0	102.2	168.8	0.0	0.0	547.3
2018	1,725	114.5	0.0	0.0	838.8	105.6	0.0	0.0	21.7	0.0	92.0	118.2	0.0	0.0	477.6
2019	1,420	88.8	0.0	0.0	698.4	79.2	0.0	0.0	22.3	0.0	82.8	82.7	0.0	0.0	410.3
2020	1,385	97.8	0.0	0.0	606.3	59.4	0.0	0.0	23.2	0.0	74.5	87.9	0.0	0.0	482.6

Sub	25,468	2,164.1	0.0	0.0	10,139.7	2,900.1	0.0	0.0	639.5	0.0	1,252.9	4,677.5	0.0	0.0	4,973.6
Rem	17,699	463.2	0.0	0.0	9,038.7	178.2	0.0	0.0	22.6	0.0	661.8	205.1	5,850.4	0.0	1,324.1
Total	43,167	2,627.3	0.0	0.0	19,178.4	3,078.3	0.0	0.0	662.1	0.0	1,914.6	4,882.6	5,850.4	0.0	6,297.7

TAX LOSS POOL

	Net Processing Income	Class 41 CCA	Processing Overhead	M&P Taxable Income	Other Business Income	Class 1 CCA	Class 2 CCA	Non Resource Overhead	Other Taxable Income	Overhead to CEE	Overhead to CDE	COGPE Pool	CDE Pool	CEE Pool	Depletion Pool	Acri Pool	Tax Loss Pool
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2011	0.0	64.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,731.2	3,347.8	5,850.4	0.0	0.0	5,575.7
2012	0.0	113.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,558.1	2,343.5	5,850.4	0.0	0.0	5,008.0
2013	0.0	85.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,402.3	1,640.4	5,850.4	0.0	0.0	4,494.8
2014	0.0	63.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,262.1	1,148.3	5,850.4	0.0	0.0	3,863.9
2015	0.0	47.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,135.8	803.8	5,850.4	0.0	0.0	3,222.1
2016	0.0	35.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,022.3	562.7	5,850.4	0.0	0.0	2,619.3
2017	0.0	26.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	920.0	393.9	5,850.4	0.0	0.0	2,071.9
2018	0.0	20.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	828.0	275.7	5,850.4	0.0	0.0	1,594.3
2019	0.0	15.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	745.2	193.0	5,850.4	0.0	0.0	1,184.0
2020	0.0	11.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	205.1	5,850.4	0.0	0.0	701.4

Sub	0.0	483.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	670.7	205.1	5,850.4	0.0	0.0	701.4
Rem	0.0	34.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	0.0	0.0	0.0	7.9
Total	0.0	517.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.9	0.0	0.0	0.0	0.0	7.9

NET PRESENT VALUES AFTER TAX

Discount Rate	Op Income	Investment	Cash Flow	NPV/BOE
%	M$	M$	M$	$/BOE
0	21,866	2,011.3	19,855	17.41
5	15,079	1,907.5	13,172	11.55
8	12,809	1,855.4	10,953	9.61
10	11,678	1,823.7	9,854	8.64
15	9,650	1,753.3	7,897	6.93
20	8,301	1,692.1	6,608	5.80

CORPORATE OPENING TAX POOLS (M$)

Class 1 Pool	0.00
Class 2 Pool	0.00
Class 6 Pool	0.00
Class 8 Pool	0.00
Class 10 Pool	0.00
Class 12 Pool	0.00
Class 41 Pool	2,560.53
Class 43 Pool	0.00
Declining Balance Pool	0.00
Declining Balance Rate	0.00
Straight Line Decline Pool	0.00
Straight Line Decline	0.00%
COGPE Pool	1,923.57
CDE Pool	3,389.13
CEE Pool	5,850.36
Depletion Pool	0.00
ACRI Pool	0.00
Tax Loss Pool	5,675.00

Report Time: Thu, 05 Jan 2012 16:31 Working Data

Economic Case: Avg of 1st day prices Constant Prices + Costs - Dec 31 2010 - uses Forecast (Price Deck:

Dec 31, 2010 Constant Dollar Prices (SEC))

Hierarchy: Reserves

December 31, 2010 Constant Dollar Prices

First Day of	PAR Crude Posting @ Edmonton (Shell)		Hardisty Bow River (Flint Hills)		NGX AB-NIT (AECO)
the Month	Cdn $/m3	Cdn $/stb	Cdn $/m3	Cdn $/stb	Avg $/GJ	Cdn $/Mcf
2010
Jan 1	521.00	82.79	462.00	73.42	5.4667	5.7677
Feb 1	452.33	71.88	433.00	68.81	5.1500	5.4335
Mar 1	523.67	83.22	460.00	73.10	4.4621	4.7078
Apr 1	535.33	85.07	464.00	73.73	3.4862	3.6781
May 1	549.50	87.32	477.00	75.80	3.1448	3.3179
Jun 1	411.33	65.36	398.00	63.25	3.8222	4.0326
Jul 1	537.00	85.33	429.00	68.17	3.5897	3.7873
Aug 1	454.50	72.22	434.00	68.97	3.6465	3.8473
Sep 1	475.10	75.50	361.00	57.37	3.2105	3.3873
Oct 1	479.00	76.12	399.00	63.41	3.1903	3.3659
Nov 1	466.00	74.05	441.00	70.08	3.0699	3.2389
Dec 1	551.00	87.56	455.00	72.30	3.5991	3.7973

AVERAGE		78.87		69.03		4.0301

First Day of	Edmonton Condensate (Flint Hills)		Ethane	Avg Monthly	Butane (Shell)	Propane (Shell)
the Month	Cdn $/m3	Cdn $/stb	Cdn $/stb		Cdn $/stb	Cdn $/stb
2010				2010
Jan 1	549.00	87.24	24.29	Jan	41.63	52.68
Feb 1	510.00	81.04	23.08	Feb	43.89	53.16
Mar 1	565.00	89.78	20.00	Mar	42.83	45.57
Apr 1	592.00	94.07	15.62	Apr	41.90	33.97
May 1	608.00	96.62	14.12	May	37.34	31.70
Jun 1	473.00	75.16	17.13	Jun	30.46	30.67
Jul 1	504.00	80.09	16.15	Jul	30.46	25.19
Aug 1	492.00	78.18	16.24	Aug	30.46	28.25
Sep 1	480.00	76.28	14.57	Sep	30.46	31.66
Oct 1	515.00	81.84	9.37	Oct	63.57	48.35
Nov 1	527.00	83.75	9.01	Nov	65.73	48.71
Dec 1	547.00	86.92	10.57	Dec	69.36	52.36

AVERAGE		84.25	15.85		44.01	40.19

Sources:

1.	Crude oil pricing from Natural Resources Canada Summary of PAR Crude Postings at Edmonton (Shell)

2.	Hardisty Bow River from Flint Hills Resources daily postings

3.	AECO prices from Canadian Gas Price Reporter Canadian domestic gas price report

5.	Consensate price from Flint Hills Resources (Edmonton Condensate).

6.	Butane and Propane are monthly average Shell Poster price (Entegral)

7.	Ethane Price is NGX AB-NIT (AECO) at 18.459 GJ/m3.